Number SP _________                     Shares ___________
                                        SEE REVERSE FOR CERTAIN DEFINITIONS


                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK

                                                       CUSIP 833979 10 7

     This  is  to  certify  that   ________________________   is  the  owner  of
_________________ fully-paid and non-assessable shares of Common Stock of the par value of One-Tenth of One Cent ($.001) each of

                 Software Publishing Corporation Holdings, Inc.

transferable on the books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned by the Transfer Agent. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation as the same now exist or may be amended hereafter, to all of which the holder, by acceptance hereof assents.
     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

     Dated: __________________


                                [Corporate Seal]



-----------------------------------      -----------------------------------
             Secretary                           Chief Executive Officer


                                         Countersigned
                                         American Stock Transfer & Trust Company
                                                (New York, N. Y.)


                                         By:________________________________
                                                     Authorized Signature

                          [Reverse Side of Certificate]

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM -- as tenants in common      UNIF GIFT MIN ACT -- _____ Custodian _____
TEN ENT -- as tenants by the entireties                   (Cust)         (Minor)
JT TEN  -- as joint entants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act _________________________
                        in common                               (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________________


                                  _____________________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

-------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Software Publishing Corporation Holdings, Inc. and American Stock Transfer & Trust Company, dated as of March 31, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Software Publishing Corporation Holdings, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Software Publishing Corporation Holdings, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.